SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                 Amendment No. )

X  Filed by the Registrant
   Filed by a Party other than the Registrant

Check the appropriate box:

X  Preliminary Proxy Statement
__  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
__  Definitive Proxy Statement
__  Definitive Additional Materials
__  Soliciting Materials Pursuant to Section 240.14a-11(c) of Section
         240.14a-12

                       Internet Communications Corporation
                (Name of Registrant as Specified In Its Charter)
                       Internet Communications Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

X No fee required.
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 1) Title of each class of securities to which transaction applies:
 2) Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
 4) Proposed maximum aggregate value of transaction: $___________
 5) Total fee paid: $_______
__ Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid: __
2) Form, Schedule or Registration Statement No.: __
3) Filing Party: __
4) Date Filed:__

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                       INTERNET COMMUNICATIONS CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Record Holders of Common Stock
of Internet Communications Corporation:


 NOTICE IS HEREBY GIVEN pursuant to the Colorado Business Corporation Act (the "CBCA") that on February 23, 1999 a special meeting (the "Meeting") of all shareholders of Internet Communications Corporation, a Colorado corporation (the "Company"), of record on January 22, 1999 (the "Record Date"), will be held at the offices of the Company at 7100 East Belleview Avenue, Suite 201, Greenwood Village, Colorado 80111, at 10:00 a.m., Denver, Colorado time, to consider (i)a proposal to ratify and approve the issuance of 50,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") of the Company and all shares of Common Stock issuable upon conversion thereof, pursuant to a Securities Purchase Agreement entered into between the Company and Interwest Group, Inc., the Company's largest shareholder; and (ii) such other matters as may properly be brought before the Meeting.

 The Board of Directors has fixed the close of business on the Record Date for the determination of shareholders entitled to notice and to vote at the Meeting or any adjournment thereof. Only shareholders of record at the close of business on the Record Date, whether or not they are are entitled to vote, are entitled to notice of the Meeting and only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Meeting.

 COMMON SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO SIGN, DATE AND MAIL THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. If a shareholder who has returned a proxy attends the meeting in person, such shareholder may revoke the proxy and vote in person on all matters submitted at the meeting.


                By order of the Board of Directors


                John M. Couzens, President
                January 27, 1999


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                       Internet Communications Corporation
                                 Proxy Statement

This Proxy Statement is being furnished to the shareholders of Internet Communications Corporation, Inc., a Colorado corporation (the "Company"), as of January 22, 1999 (the "Record Date"), in connection with a proposal (the "Proposal") that the Company's shareholders ratify the issuance of 50,000 shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock"), and all shares of Common Stock issuable upon conversion thereof, pursuant to a Securities Purchase Agreement entered into between the Company and Interwest Group, Inc. ("Interwest"), the Company's largest shareholder. The Board has approved the issuance of the Preferred Stock by a unanimous vote with Messrs. Slater and Liebhabber, affiliates of Interwest, abstaining.

A special meeting (the "Meeting") of the shareholders of the Company, of record on the Record Date, will be held at the offices of the Company at 7100 East Belleview Avenue, Suite 201, Greenwood Village, Colorado 80111, at 10:00 a.m., Denver, Colorado time, on February 23, 1999, to consider approval of the Proposal.

The date of this Proxy Statement is January 27, 1999. This Proxy Statement and the accompanying form of proxy are being furnished by the Company and were first mailed on or about January 27, 1999 to shareholders of the Company as of the close of business on the Record Date.

As of the Record Date there were [5,617,637] shares of Common Stock of the Company ("Common Stock") issued and outstanding and 50,000 shares of Preferred Stock issued and outstanding (convertible as of the Record Date into 2,222,222 shares of Common Stock). Stockholders may vote in person or by proxy. Each holder of shares of Common Stock available for voting is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement. The holders of Preferred Stock shall vote with the holders of Common Stock as a single class, with each share of Preferred Stock entitled to the number of votes that the holder would have if such shares were converted into Common Stock as of the Record Date. Because 25,000 shares of the Preferred Stock are held in escrow pending shareholder approval (the "Escrowed Shares"), those shares will not be voted with respect to the Proposal. The Common Stock is traded on the Nasdaq SmallCap Stock Market.

The presence, in person or by proxy, at the Meeting of the holders of one-third of the Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum at the meeting.

Approval of the Proposal will require the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal.

Abstentions may be specified on all proposals and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. Abstentions will have no effect on the vote. Under applicable Colorado law, both an abstention and a broker non-vote will have no effect on the outcome of the matters to be voted on at the Meeting.

The Company's largest shareholder, Interwest Group, Inc. ("Group"), beneficially owning 3,984,679 shares (58.7%) of the Company's common stock (assuming conversion of the Preferred Stock held by Group other than the Escrowed Shares), intends to vote all of its shares in favor of the proposal.

At the date of this Proxy Statement, the Board of Directors of the Company does not know of any business to be presented at the Meeting other than as set forth in the notice accompanying this Proxy Statement. If any other matters should

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properly come before the Meeting,  it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting such proxies.

 All properly executed proxies that are not revoked will be voted at the Meeting in accordance with the instructions contained therein. If a holder of Common Stock executes and returns a proxy and does not specify otherwise, the shares represented by such proxy will be voted "for" approval and adoption of the Proposal in accordance with the recommendation of the Board of Directors of the Company. A holder of Common Stock who has executed and returned a proxy may revoke it at any time before it is voted at the Meeting by (i) executing and returning a proxy bearing a later date, (ii) filing written notice of such revocation with the Secretary of the Company stating that the proxy is revoked or (iii) attending the Meeting and voting in person.

In addition to solicitation by mail, the directors, officers, employees and agents of the Company may solicit proxies from their shareholders by personal interview, telephone, telegram or otherwise. The Company will bear the costs of the solicitation of proxies from its shareholders. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold of record securities of the Company for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to each director and executive officer, each person who is known to the Company to be the beneficial owner of more than five percent of the Common Stock, and all directors and executive officers as a group.

                                      Amount of
                                Beneficial Ownership  Percent of Class
JOHN M. COUZENS (1)
President, CEO and Director              36,797              *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

THOMAS C. GALLEY (2)
Director                                580,978            10.3%
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

PETER A. GUGLIELMI (3)
Director                                 13,194              *
4951 Indiana Avenue
Lisle, IL 60532

WILLIAM J. MAXWELL (4)
Director                                  8,772              *
500 18/th/ Avenue, NE
Suite 2600
Bellevue, WA 98004

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

CRAIG D. SLATER (5)
Director                              3,986,630            58.7%
555 17/th/ St.
Suite 2400
Denver, CO 80202

ROBERT L. SMITH
Director                                 25,900              *
7100 E. Belleview
Suite 201
Greenwood Village, CO 80111

RICHARD LIEBHABER (6)
Director                              3,984,679            58.7%
555 17/th/ St. Suite
2400 Denver, CO 80202

T. TIMOTHY KERSHISNIK (7)
Vice President, CFO, Treasurer
and Corporate Secretary                    --                *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

MARY BETH LOESCH (8)
Vice President, Sales and
President, Advanced
Network Solutions Group                  51,000              *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

Charles Eazor (9)
Vice President/General Manager             --                *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

INTERWEST GROUP, INC. (10)            3,984,679            58.7%
555 17th St.
Suite 2400
Denver, CO 80202

ALL DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP (11)              4,703,271            68.6%

*Less than one percent.

(1) Share ownership represents 36,797 shares of common stock. Mr. Couzens also has an option to purchase 70,000 shares of which none are presently exercisable.

(2) Share ownership includes 255,220 shares of Company Common Stock owned beneficially and of record, 43,500 shares owned beneficially by virtue of his wife's ownership of said shares and 282,258 shares owned beneficially and of record in joint tenancy with his wife.

(3) Share ownership includes 1,194 shares and an option to purchase 12,000 shares which is presently exercisable.

(4) Share ownership includes 2,105 shares and an option to purchase 10,000 shares of which 6,667 is presently exercisable.

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



(5) Mr. Slater is a director of Group. However, Mr. Slater disclaims beneficial ownership of all shares except 1,951 shares which he owns beneficially and of record.

(6) Mr. Liebhaber is a director of a subsidiary of Anschutz Company. Anschutz is the sole shareholder of Group. Mr. Liebhaber disclaims beneficial ownership of all shares held by Group.

(7) Mr. Kershisnik has an option to purchase 30,000 shares of which none are presently exercisable.

(8) Share ownership includes 1,000 shares of Company Common Stock owned beneficially and of record and an option to purchase 100,000 shares of which 50,000 is presently exercisable.

(9) Mr. Eazor has an option to purchase 30,000 shares of which none are presently exercisable.

(10) Share ownership includes 2,810,410 shares of Company Common Stock owned beneficially and of record, warrants to purchase 63,158 shares and 25,000 shares of Preferred Stock which is convertible into 1,111,111 shares of Common Stock. Philip F. Anschutz, the sole shareholder of Anschutz Company, the corporate parent of Group, 555 17th Street, Suite 2400, Denver, Colorado 80202, exercises sole voting and dispositive control over these shares. The number of shares listed does not include conversion of the Escrowed Shares.

(11) Represents 11 persons as of December 31, 1998. Share ownership includes 3,986,630, shares reported in the table with respect to Messrs. Slater and Liebhaber, who disclaim beneficial ownership of all such shares shares, except that Mr. Slater acknowledges beneficial ownership of 1,951 of such shares.


                                    PROPOSAL
             TO RATIFY AND APPROVE THE ISSUANCE OF 50,000 SHARES OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
       AND ALL THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF

     The Company and Group executed a Securities Purchase Agreement on December 30, 1998 (the "Securities Purchase Agreement"), pursuant to which 50,000 shares of Preferred Stock were issued to Group at a price of $100 per share. A copy of the Securities Purchase Agreement is attached as Annex A to this Proxy Statement. Of the 50,000 shares issued, the 25,000 Escrowed Shares were placed in escrow pending shareholder approval of the issuance. Of the $5,000,000 consideration, $2,200,000 was delivered to the Company at closing and an additional $300,000 was applied to the Company's $1,600,000 convertible promissory note in favor of Anschutz Company, Group's sole shareholder (the "Anschutz Note"). The balance of the proceeds were paid by delivery of $1,200,000 in cash and the Anschutz Note into escrow pending shareholder approval of the issuance. The Company has applied $650,000 of the cash received at closing to pay down its credit facility and intends to use the balance of the cash for working capital. The Company intends to apply $850,000 of the escrowed cash to further pay down its credit facility and and intends to use the balance of the cash for working capital.

         The Preferred Stock bears dividends at an annual rate equal to $7.125. The dividends accrue and are cumulative and do not compound. Dividends are payable quarterly in arrears commencing March 31, 1999, in (i) cash or (ii) shares of Common Stock (based on the Closing Price (as defined in the Articles of Amendment) of the Common Stock on the dividend payment date), as the Company shall elect. Currently, the Board of Directors of the Company does not anticipate declaring any dividends with respect to the Common Stock.

         In the event of any liquidation, dissolution, or winding up of the Company or the sale of all or substantially all of the assets of the Company, or the acquisition of the Company by another entity by means of corporate reorganizations or merger, or other transaction or series of related transactions in which more than 50% of the outstanding voting power of the Company is disposed of (a "Liquidation Event"), the holders of shares of Preferred Stock will be entitled to be paid out of the assets of the Company available for distribution to all stockholders $100.00 per share, plus an amount

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equal to all declared and unpaid  dividends,  prior to any amounts being paid to the holders of Common Stock.

         Holders of the Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote.

         Shares of Preferred Stock may be converted into shares of Common Stock. The number of shares to be received on conversion shall be the original purchase price of $100 and all accrued and unpaid dividends, divided by $2.25. If at any time the closing price of the Common Stock for 45 consecutive trading days is equal to or greater than $10.00, the Company shall have the right to automatically convert the Preferred Stock. The Common Stock received on conversion will be deemed to be "Registrable Shares" subject to the terms of the Registration Rights Agreement between the Company and Group dated as of May 29, 1998, as amended. The conversion price of $2.25 per Common Stock share was determined by negotiation between the Company and Interwest and is equal to the average of the high and low trading prices on the Nasdaq SmallCap Stock Market on October 23, 1998, when the Company and Interwest first agreed in principle to the sale of $2,000,000 of Preferred Stock. Subsequently, on December 18, 1998, the Company and Interwest agreed to increase the amount of the investment to $5,000,000, on the same terms. On that date, the closing price of the Common Stock was $2.563 per share. On January 22, 1999, the closing price of the Common Stock was $____ per share.

         The Company may not, without first obtaining the consent of the holders of a majority of the outstanding shares of Preferred Stock: (A) amend or repeal any provision of, or add any provision to, the Company's Articles of Incorporation or Bylaws if such action would alter or change the, rights of the holders of Preferred Stock; (B) issue shares of any class or series of stock having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Preferred Stock; (C) issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Company having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Preferred Stock; (D) reclassify any shares of capital stock into shares having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of any series of the Preferred Stock; (E) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, of any shares of any class or series of Common Stock; (F) cause a Liquidation Event; (G) declare or pay dividends on or make any distributions with respect to the Company's
Common Stock; (H) increase or decrease the authorized number of shares of Preferred Stock; or (I) sell, lease, assign, transfer, convey or otherwise dispose of the securities of any subsidiary.

         A copy of the Articles of Amendment is attached as Annex B to this Proxy Statement.

         Shareholder ratification and approval of the issuance of the Preferred Stock and related actions contemplated pursuant to the Securities Purchase
Agreement is not required under the Colorado Business Corporation Act, the Company's Articles of Incorporation, or the Company's Bylaws. However, as discussed below, shareholder approval of the issuance of the Escrowed Shares is required in order to maintain the Company's inclusion in The Nasdaq Stock Market SmallCap System.

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Nasdaq Shareholder Approval Requirement

         The Company's Common Stock is traded on the over-the-counter market and is quoted on The Nasdaq Stock Market SmallCap System. In order to qualify for inclusion in The Nasdaq Stock Market SmallCap System, it is necessary that the Company satisfy certain financial and other criteria set forth in The Nasdaq Marketplace Rules (the "Rules"). In addition, in order to maintain such inclusion under the Rules, the Company must, among other things, follow certain corporate governance procedures, including obtaining shareholder approval in connection with certain corporate transactions.

         The Rules require shareholder approval of the issuance of 20% or more of the common stock (or securities convertible into or exercisable for common stock) outstanding before the issuance for less than the greater of book or market value of the stock.

         If the shares of Common Stock are converted into Common Stock, they will be issued for $2.25 per share, which would be less than the greater of book or market value of such shares on the date hereof. If all of the 50,000 Preferred Stock shares currently outstanding were converted on the date hereof, the Company would have issued 39.6% of the number of shares of Common Stock outstanding as of the date hereof. Accordingly, in order to comply with the Rules, it will be necessary for the Company to obtain shareholder ratification and approval of the issuance of the Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) pursuant to the Securities Purchase Agreement.

Requirements for Continued Nasdaq Listing

         Although  the Common  Stock is  currently  quoted on The  Nasdaq  Stock
Market SmallCap System, the Company has in the past failed to meet the requirements of Nasdaq Marketplace Rule 4310(c)(2) which requires that an issuer maintain (i) net tangible assets of $2,000,000; (ii) market capitalization of $35,000,000; or (iii) net income of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years. The Company believes this deficiency will be remedied upon shareholder approval of the Preferred Stock financing. There can be no assurance, however, that the Company will continue to meet such requirements in any future period.

         If the Company is otherwise unable to meet The Nasdaq Stock Market SmallCap System's continuing listing requirements described above, Nasdaq may take appropriate action against the Company, including placing restrictions on or additional requirements for listing of its Common Stock or the denial of listing of its Common Stock. If the Company's Common Stock is delisted from The Nasdaq Stock Market SmallCap System, the Company will become subject to the Securities and Exchange Commission's "penny stock" rules, and as a result, an investor will find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's Common Stock.

         The "penny stock" rules under the Securities and Exchange Act of 1934 impose additional sales practice and market-making requirements on broker-dealers who sell and/or make a market in such securities. For transactions covered by the penny stock rules, a broker-dealer must make special suitability determinations for purchasers and must have received the purchaser's written consent to the transaction prior to sale. In addition, for any transaction involving a penny stock, unless exempt, the rules require delivery prior to any transaction in a penny stock of a disclosure schedule prepared by the Commission relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information

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for the penny stock held in the account and  information  on the limited  market and penny stocks. As a result, the Company's delisting from The Nasdaq Stock Market SmallCap System and its becoming subject to the rules on penny stock would negatively affect the ability or willingness of broker-dealers to sell or make a market in the Company's securities and, therefore, would severely and adversely affect the market liquidity for the Company's Common Stock.

     Although the issuance of the shares of Series A Preferred Stock pursuant to the Securities Purchase Agreement will have a dilutive effect on the Company's current stockholders, the Board of Directors believes that shareholder approval of the Proposal is in the best interest of the Company, in order to help the Company meet Nasdaq listing requirements, to pay down debt and to provide additional working capital.

Impact of a Vote Against Issuance

         If the Company's shareholders do not approve the Proposal, the Escrowed Shares will be returned to the Company and the purchase of the Escrowed Shares for $2,500,000 by Group will not be completed. In such a case the Company may no longer qualify for inclusion on The Nasdaq Stock Market SmallCap System.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE ISSUANCE OF 50,000 SHARES OF PREFERRED STOCK (AND ALL SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) PURSUANT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     It is expected that representatives of KPMG Peat Marwick LLP will be present at the Meeting and available to answer questions.


                             SHAREHOLDERS' PROPOSALS

Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 1999 must have been received by the Company, addressed to the Secretary at 7100 East Belleview Avenue, Suite 201, Greenwood Village, Colorado 80111, no later than January 19, 1999, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                           INCORPORATION BY REFERENCE

     The Company incorporates by reference its Annual Report on Form 10-K for the year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

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                                     ANNEX A

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT ("this Agreement"), dated as of December 30, 1998, is entered into by and between Internet Communications Corporation, a Colorado corporation (the "Company"), and Interwest Group, Inc., a Colorado corporation ("Buyer").

                                    RECITALS

         WHEREAS, the Company and Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

         WHEREAS, the Company wishes to sell to Buyer and Buyer wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, shares of Series A Convertible Preferred Stock (the "Convertible Preferred Stock") of the Company, which which will be convertible into shares of Common Stock of the Company (the "Common Stock") upon the terms and subject to the conditions of such Convertible Preferred Stock;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       AGREEMENT TO PURCHASE; PURCHASE PRICE.

         a. Purchase; Certain Definitions.

         (i) The Company agrees to sell to Buyer and Buyer agrees to purchase from the Company 50,000 shares of Convertible Preferred Stock having the terms and conditions set forth in the Articles of Amendment to the Articles of Incorporation of the Company attached hereto as Annex I (the "Articles of Amendment") at a purchase price of $100 per share.

         (ii) Capitalized terms used and not defined herein shall have the meanings given to them in the Articles of Amendment.

         (iii) As used herein, the term "Securities" means the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock.

         (iii) As used herein, the term "Purchase Price" means the purchase price for the Preferred Stock.

         b. Form of Payment; Delivery of Preferred Stock.

         (i) Upon execution and delivery of this Agreement, Buyer is paying the Purchase Price for the Preferred Stock by delivering the following:

         (A) $2,200,000 in immediately available funds to the Company;

         (B) $300,000 in immediately available funds to Anschutz Company as a prepayment of that certain Convertible Promissory Note dated March 20, 1998 from the Company to Anschutz Company (the "Note);

         (C) $1,200,000 in immediately available funds (the "Escrowed Cash") to the escrow agent (the "Escrow Agent") identified in the Escrow Agreement attached hereto as Annex II which is hereby adopted and incorporated by reference herein; and

         (D) the Note to the Escrow Agent, representing the $1,300,000 balance of the Purchase Price.

         (ii) Upon execution and delivery of this Agreement, the Company is delivering one certificate representing 25,000 shares of Preferred Stock, duly executed by or on behalf of the Company, to Buyer, and one certificate representing 25,000 shares of Preferred Stock, duly executed by or on behalf of the Company (the "Escrowed Certificate"), to the Escrow Agent.

         (iii) By signing this Agreement, each of Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

         c. Escrow Property. The Escrowed Cash shall be invested at the direction of Buyer.

         d. Release of Escrow. Upon receipt of a letter from the Company prior to April 1, 1999 stating that the Company's shareholders have approved the issuance of the Preferred Stock to Buyer and the future conversion thereof to common stock of the Company and stating that the Company's common stock continues to be listed on Nasdaq, the Escrow Agent shall deliver to the Company the Note and the Escrowed Cash with all interest earned thereon; and shall deliver the Escrowed Certificate to Buyer. If such letter has not been delivered prior to April 1, 1999, the Escrow Agent shall deliver to Buyer the Note and the Escrowed Cash with all interest earned thereon; and shall deliver the Escrowed Certificate to the Company.

2. BUYER REPRESENTATIONS AND WARRANTIES.

         Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

         a. Buyer is purchasing the Preferred Stock and will be acquiring the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Converted Shares") for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

         b. All subsequent offers and sales of the Preferred Stock and the shares of Common Stock representing the Converted Shares (such Common Stock sometimes referred to as the "Shares") by Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

         c. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to Buyer that:

         a. Concerning the Preferred Stock and the Shares. The Preferred Stock has been duly authorized, and when issued, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Preferred Stock or the Shares.

         b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/SmallCap Market.

         c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Preferred Stock. The Converted Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Preferred Stock in accordance with the terms of the Articles of Amendment will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

         d. Securities Purchase Agreement and Stock. This Agreement and the transactions contemplated thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Preferred Stock will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, is a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         e. Non-contravention. Assuming shareholder approval of the issuance of the Escrowed Certificate and any subsequent conversion into Common Stock, the execution and delivery of this Agreement and the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement and the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock.

         f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company (other than shareholder approval as required by Nasdaq) is required to be obtained by the Company for the issuance and sale of the Securities to Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

         g. SEC Filings. None of the Company's filings with the Securities and Exchange Commission ("SEC") contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has made and will timely make in the future all required filings with the SEC.

         h. Absence of Certain Changes. Since January 1, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Company's SEC filings. Since January 1, 1998, except as disclosed in the Company's SEC filings, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         a. Transfer Restrictions. Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

         b. Restrictive Legend. Buyer acknowledges and agrees that the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

         THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         c. Filings and  Shareholder  Consent.

     (i) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to Buyer promptly after such filing.

     (ii) The Company undertakes and agrees to take all steps necessary to have a vote of the shareholders of the Company regarding authorization of the Company's issuance to the holders of the Preferred Stock of shares of Common Stock in excess of 20% of the outstanding shares of Common Stock in accordance with NASDAQ Rule 4301(c)(25)(H)(i)(d)(2). The Company will use its best efforts to obtain such approval and will recommend to the shareholders that such authorization be granted and will seek proxies from shareholders not attending the meeting naming a director or officer of the Company as such shareholder's proxy and directing the proxy to vote, or giving the proxy the authority to vote, in favor of such authorization. Upon receipt ofsuch authorization and if the Company's common stock continues to be listed on Nasdaq, the Company will deliver to the Escrow Agent the letter described in Section 1d. The Company will use its best efforts to continue the listing of its Common Stock on The NASDAQ/SmallCap Market.

         c. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to satisfy the conversion rights of Buyer pursuant to the terms and conditions of the Preferred Stock.

5. GOVERNING LAW: MISCELLANEOUS.

     a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Denver or the state courts of the State of Colorado sitting in the City of Denver in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     c. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     d. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     e. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     f. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     g. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     h. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     i. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     j. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     k. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

6. NOTICES.

         Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):


COMPANY:                   Internet Communications Corporation
                           7100 East Belleview Avenue, Suite 201
                           Greenwood Village, Colorado 80111

BUYER:                     Lynn Wood
                           Interwest Group, Inc.
                           2400 Anaconda Tower
                           555 - 17th Street Denver, CO 80202

ESCROW AGENT:              Norwest Bank Colorado, National Association
                           Corporate Trust and Escrow Services
                           1740 Broadway
                           Denver, CO  80274-8693

12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The Company's and Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Preferred Stock and payment of the Purchase Price, and shall inure to the benefit of Buyer and the Company and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed this 30th day of December, 1998.

Interwest Group, Inc.


By /s/ Craig D. Slater

Internet Communications Corporation


By /s/ John M. Couzens


The undersigned Escrow Agreement is executing this Agreement for purposes of establishing the Escrow.


Norwest Bank Colorado, National Association,
Corporate Trust and Escrow Services


By /s/ Leigh M. Lutz

Annex I

Articles of Amendment

                                            Mail to: Secretary of State
                                               Corporations Section
Please include a typed                        1560 Broadway, Suite 200
self-addressed envelope                           Denver, CO 80202
                                                   (303) 894-2251
                                                Fax (303) 894-2242

MUST BE TYPED

FILING FEE: $25.00
MUST SUBMIT TWO COPIES


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                     OF INTERNET COMMUNICATIONS CORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is INTERNET COMMUNICATIONS CORPORATION

SECOND: The following amendment to the Articles of Incorporation was adopted on December __, 1998, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

                  __ No shares have been issued or Directors Elected - Action by
                       Incorporators

                  __ No shares have been  issued but Directors  Elected - Action by Directors

                   X Such  amendment  was  adopted  by the board of  directors where shares have been issued.

                  __ Such   amendment   was   adopted   by  a  vote   of  the
                       shareholders.The number of shares voted for the amendment was sufficient for approval.

THIRD:  The following section shall be added to the end of Section 2 of Article
IV:

         (a) Series A Preferred Stock. The Board of Directors by resolution has designated 50,000 of the shares of Preferred Stock "Series A Preferred Stock" (the "Series A Preferred"). The relative rights, preferences, privileges, and restrictions granted to or imposed upon the Series A Preferred or the holders thereof are as follows:

         (i)      Dividend Preference.

         (A) When, as and if declared by the Board of Directors, the holders of Series A Preferred shall be entitled to receive, out of funds legally available therefor, dividends at an annual rate equal to $7.125 (as adjusted for combinations, consolidations, subdivisions, or stock splits with respect to such shares) for each outstanding share of Series A Preferred held by them, in preference and priority to the payment of dividends on any shares of Common Stock (other than those payable solely in Common Stock). The dividends payable to the holders of the Series A Preferred shall accrue and be cumulative and shall not compound. Dividends shall be payable quarterly in arrears commencing March 31, 1999, in (i) cash or (ii) shares of Common Stock, as the Corporation shall elect. If all or any portion of a dividend payment is to be paid in Common Stock, the number of shares to be issued will be equal to the amount of the dividend (or portion thereof) divided by the Closing Price of the Common Stock on the dividend payment date. The "Closing Price" shall be the average last reported sales prices, regular way, per share of Common Stock on the preceding 10 trading days, or if no such sale takes place on any such day, the average of the closing bid and asked prices, regular way, for that day, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange, or, if shares of such stock are not listed or admitted to trading on a national securities exchange, on the Nasdaq National Market or the Nasdaq Small Cap Market, as the case may be, or, if such last sales price or closing bid and asked prices are not so reported, the average of the closing bid and asked prices on the preceding 10 trading days as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purpose, or if no such prices are available, the fair market value of the Common Stock as determined in good faith by the Board of Directors.

         (ii)     Liquidation Preference.

         (A) Each holder of Series A Preferred outstanding after the closing of a Liquidation Event (as defined below) shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock and the Series A Preferred Stock, by reason of their ownership of such stock, the amount of $100.00 (the "Original Series A Issue Price") per share (as adjusted for combinations, consolidations, subdivisions, or stock splits with respect to such shares) for each share of Series A Preferred then held by such holder, plus an amount equal to all accrued and unpaid dividends on such shares of Series A Preferred (collectively, the "Series A Preference"). If, upon the occurrence of a Liquidation Event, the assets and funds available to be distributed among the holders of Series A Preferred shall be insufficient to permit the payment to such holders of the full Series A Preference, then the entire assets and funds of the Corporation legally available for distribution to the holders of Series A Preferred shall be distributed ratably based on the total Series A Preference due each such holder under this Section IV.2(a)(ii)(A).

         (B) In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or not, or the sale, lease, assignment, transfer, conveyance or disposal of all or substantially all of the assets of the Corporation, or the acquisition of this Corporation by another entity by means of consolidation, corporate reorganizations or merger, or other transaction or series of related transactions in which more than 50% of the outstanding voting power of this Corporation is disposed of for cash or other assets other than securities (each a "Liquidation Event"), distributions to the shareholders of the Corporation shall be made in the following manner:

         (1) After payment has been made to the holders of Series A Preferred of the full amounts to which they are entitled pursuant to paragraph (ii)(A) above, the remaining assets of the Corporation available for distribution to shareholders shall be distributed ratably among the holders of Common Stock.

         (2) The value of securities and property paid or distributed pursuant to this Section IV.2(a)(ii)(B) shall be computed at fair market value at the time made available to shareholders, all as determined by the Board of Directors in the good faith exercise of its reasonable business judgment, provided that
(i) if such securities are listed on any established stock exchange or a national market system, their fair market value shall be the closing sales price for such securities as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication, and (ii) if such securities are regularly quoted by a recognized securities dealer but selling prices are not reported, their fair market value shall be the mean between the high bid and low asked prices for such securities on the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

         (3) Nothing hereinabove set forth shall affect in any way the right of each holder of Series A Preferred to convert such shares at any time and from time to time into Common Stock in accordance with Section IV.2(a)(iv) hereof.

         (iii)    Voting Rights.

         (A) Except as otherwise required by law or hereunder, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Series A Preferred shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Fractional votes by the holders of Series A Preferred shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Series A Preferred held by each holder could be converted) be rounded to the nearest whole number (with one-half being rounded upward). Holders of Series A Preferred shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation.

         (iv)     Conversion.

         (A) OPTIONAL CONVERSION. Shares of Series A Preferred may be converted into shares of Common Stock, as follows:

         (1) Subject to and upon compliance with the provisions of this Section IV.2(a)(iv), at the option of the holder of such shares, shares of Series A Preferred or any portion thereof, may be converted into shares of Common Stock ("Conversion Shares"), as said shares shall be constituted on the date on which such shares shall be surrendered for conversion and notice given in accordance with the provisions of this Section (the "Conversion Date"). The number of Conversion Shares to be received on conversions shall be the quotient of (A) the sum of the Original Series A Issue Price and all accrued and unpaid dividends on such share of Series A Preferred, accrued to the date of conversion, divided by
(B) $2.25 (the "Conversion Price").

         (2) In order to exercise the conversion privilege, the holder shall surrender such shares to the Corporation at its executive offices, together with the conversion notice in the form attached hereto as Exhibit A (or similar separate written notice) duly executed, and, if so required by the Corporation, accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or by its duly authorized attorney in writing. As promptly as practicable after the surrender of such shares for conversion as aforesaid, but in no event later than 30 days after surrender, the Corporation shall deliver at its executive office to such holder, or on its written order, a certificate or certificates for the number of Conversion Shares deliverable upon such conversion and a check or cash in amount equal to any unconverted fractional share. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said executive offices and such shares shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for Conversion Shares shall be deliverable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates are to be delivered as the record holder or holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender.

         (3) Notwithstanding any other provision hereof, (A) if the conversion is to be made in connection with a merger, acquisition, tender offer or other business combination, the exercise of the conversion privilege may at the election of the holder be conditioned upon the conclusion of such transaction, in which case such exercise shall not be deemed to be effective until the conclusion of such transaction and (B) if the issuance of any Conversion Shares is not exempt from the applicable requirements under the Hart-Scott-Rodino Act, the exercise of the conversion privilege shall be conditioned upon the compliance by the Corporation, the holder and all other persons with such requirements, in which case such exercise shall not be deemed to be effective until all such requirements are satisfied. The holder may by written notice withdraw any such exercise of such conversion privilege before the effectiveness thereof. Any such exercise or withdrawal shall not impair or otherwise affect the other rights and remedies of the holder permitted by law, equity or contract or as set forth herein.

         (B) CORPORATION'S RIGHT TO AUTOMATICALLY CONVERT. If at any time the Closing Price of the Corporation's Common Stock for 45 consecutive trading days is equal to or greater than $10.00, the Corporation shall thereafter have the right to automatically convert the Series A Preferred in accordance with the provisions of this Section IV.2(a)(iv).

         (C) FRACTIONAL INTERESTS. The Corporation shall not be required to deliver fractions of shares of Common Stock upon conversions of shares of Series A Preferred. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of shares of Series A Preferred, the Corporation shall make an adjustment therefor in cash equal to the Closing Price per share of the Common Stock on the Conversion Date.

         (D) MECHANICAL ADJUSTMENTS. The number of Conversion Shares issuable upon the conversion of shares of Series A Preferred and the Conversion Price shall be subject to adjustment from time to time, as follows:

         (1) If the Corporation shall at any time pay a dividend on its Common Stock in shares of its Common Stock (including, if applicable, shares of Common Stock held by the Corporation in treasury or by a Subsidiary (as defined below), subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or otherwise effect a reclassification or recapitalization of the Common Stock, then in each such case the number of Conversion Shares thereafter issuable upon conversion of shares of Series A Preferred shall be adjusted so that shares of Series A Preferred shall thereafter be convertible into the number of Conversion Shares equal to the number of shares of Common Stock which the holder would have held after the occurrence of any of the events described above had such shares of Series A Preferred been converted in full immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph (i) shall become effective retroactively to the related record date in the case of a dividend and shall become effective on the related effective date in the case of a subdivision, combination, reclassification or recapitalization.

         (2) Except with respect to Permitted Issuances (as defined below), if the Corporation or a Subsidiary shall at any time issue or sell shares of Common Stock at a purchase price per share of Common Stock (the value of any consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the Closing Price on the date the Corporation or such Subsidiary agrees to the issuance or sale (for the purpose of this paragraph
(2), the "Adjustment Date"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of shares of Series A Preferred after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of shares of Series A Preferred on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately before issuance or sale and the number of additional shares of Common Stock so issued or sold, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately before such issuance or sale and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at the Closing Price. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation or by a Subsidiary.

         (3) If the Corporation or a Subsidiary shall at any time issue or sell Derivative Securities (as defined below) providing for the purchase of shares of Common Stock upon the conversion, exchange or exercise thereof at a price per share of Common Stock (taking into account any consideration received by the Corporation upon the issuance or sale of such Derivative Securities and any additional consideration to be received upon the conversion, exchange or exercise thereof, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors (the "Aggregate Derivative Consideration")) less than the Closing Price on the date the Corporation or such Subsidiary agrees to the issuance or sale (for the purpose of this paragraph
(3), the "Adjustment Date"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of the Series A Preferred after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of shares of Series A Preferred on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock so offered for subscription or purchase upon the conversion, exchange or exercise of such Derivative Securities, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of shares of Common Stock which the Aggregate Derivative Consideration for the total number of shares so offered would purchase at the Closing Price. Such adjustment shall be made whenever any such Derivative Securities are issued, and shall become effective on the date of issuance retroactive to the Adjustment Date. If all the shares of Common Stock so offered for subscription or purchase are not delivered upon the final conversion, exchange or exercise of such Derivative Securities, then, upon the final conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof, the number of Conversion Shares issuable upon conversion of shares of Series A Preferred shall thereafter be readjusted to the number of Conversion Shares which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof rather than upon the number of shares of Common Stock so offered for subscription or purchase. If the purchase price provided for in any Derivative Securities, the additional consideration, if any, payable upon the conversion, exchange or exercise of any Derivative Securities or the rate at which any Derivative Securities are convertible into or exchangeable or convertible into Common Stock shall change at any time (including, without limitation, at the time of or after such conversion, exchange or exercise), the number of Conversion Shares issuable upon conversion of shares of Series A Preferred in effect at the time of such change shall be readjusted to the number of Conversion Shares issuable upon conversion of shares of Series A Preferred which would have been in effect at such time had such Derivative Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, on the related Adjustment Date, and such readjustment shall become effective on the date of such change retroactive to the Adjustment Date; PROVIDED, that no such readjustment shall have the effect of decreasing the number of Conversion Shares issuable upon the conversion of shares of Series A Preferred by an amount in excess of the amount of the adjustment initially made with respect to the issuance or sale of the Derivative Securities. For the purposes of this paragraph (3), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation or by a Subsidiary.

         (4) If the Corporation shall at any time declare or pay a dividend or other distribution on its Common Stock other than (x) a stock dividend payable solely in shares of Common Stock or (y) a cash dividend paid out of current earnings (the value of any such dividend or other distribution, if other than cash, to be determined in good faith by the Board of Directors), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of shares of Series A Preferred after the declaration date therefor (for the purpose of this paragraph (4), the "Adjustment Date") shall be determined by multiplying the number of Conversion Shares issuable upon conversion of shares of Series A Preferred on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock which the aggregate value of such dividend or distribution would purchase at such price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date. For the purposes of this paragraph (4), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation or by a Subsidiary.

         (5) In case of any capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Corporation, or of any exchange or conversion of the Common Stock for or into securities of another corporation, or in case of the consolidation or merger of the Corporation with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or a Liquidation Event) or in case of any sale or conveyance of all or substantially all of the assets of the Corporation (other than a Liquidation Event), the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires such assets, as the case may be, shall make provision such that shares of Series A Preferred shall thereafter be convertible into the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of shares of Series A Preferred immediately prior to the effective date of such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, assuming (1) such holder of Common Stock of the Corporation is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made as the case may be ("Constituent Entity"), or an affiliate of a Constituent Entity, and (2) such person failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance and, in any case appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of Conversion Shares issuable upon conversion of shares of Series A Preferred) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon conversion of shares of Series A Preferred.

         (6)      For the purposes of this Section IV.2(a)(iv)(D):

     (X) "DERIVATIVE SECURITIES" means securities convertible into or exchangeable or convertible into shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock, options for the purchase of, or calls, commitments or other claims of any character relating to, shares of Common Stock or any securities convertible into or exchangeable for any of the foregoing;

     (Y)"PERMITTED ISSUANCES" means the issuance of shares of Common Stock after the date hereof (x) pursuant to the exercise of options authorized on the date hereof, in each case in accordance with the terms thereof as of the date hereof and (y) pursuant to the conversion of shares of Series A Preferred; and

     (Z) "SUBSIDIARIES" means any corporation or other entity in which the Corporation is entitled by virtue of its ownership of securities (or equivalent interests) to elect a majority of the directors (or persons performing equivalent functions).

         (7) If any shares of Common Stock or Derivative Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Corporation therefor. In case any shares of Common Stock or Derivative Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Corporation shall be the market price thereof as of the date of receipt. In case any shares of Common Stock or Derivative Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Corporation is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock or Derivative Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined jointly by the Corporation and the holders of more than 50% of the outstanding shares of Series A Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Corporation and such holders, whose determination shall be final and binding on the Corporation and the holders. The fees and expenses of such appraiser shall be paid by the Corporation.

         (8) If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution on its Common Stock or (B) to subscribe for or purchase shares of Common Stock or Derivative Securities, then such record date shall be deemed to be the date of the payment or distribution of such dividend or other distribution or the date of issuance and sale of any shares of Common Stock deemed to have been issued or sold in connection thereto.

         (9) All calculations under this Section IV.2(a)(iv)(D) shall be made to the nearest share of Common Stock (with one-half being rounded upward)

         (10) Whenever the number of Conversion Shares issuable upon the conversion of shares of Series A Preferred is adjusted or readjusted pursuant to paragraphs (1) through (9), inclusive, above, the Conversion Price shall be adjusted or readjusted by multiplying the Conversion Price immediately prior to the related Adjustment Date by a fraction, the numerator of which shall be the number of Conversion Shares receivable upon the conversion of shares of Series A Preferred immediately preceding such Adjustment Date, and the denominator of which shall be the number of Conversion Shares so purchasable immediately thereafter; PROVIDED that no such readjustment pursuant to paragraph (3) above with respect to the conversion, exchange or exercise, or expiration, cancellation or other termination, of any Derivative Securities shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance or sale of such Derivative Securities.

         (11) If any event occurs of the type contemplated by the provisions of this Section IV.2(a)(iv)(D) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the number of Conversion Shares issuable upon conversion of shares of Series A Preferred and the Conversion Price so as to protect the rights of the holders of shares of Series A Preferred.

         (12) For the purpose of this Section IV.2(a)(iv)(D), the term "Shares of Common Stock" means (W) the class of stock designated as the Common Stock of the Corporation at the date hereof or (X) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraphs (1) through (4), inclusive, above, the holders of shares of Series A Preferred shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the number of such other shares so receivable upon conversion of shares of Series A Preferred and the Conversion Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained in paragraphs (1) through (4), inclusive, above, and the provisions of Sections IV.2(a)(iv)(D), (E), and (F), inclusive, with respect to the Conversion Shares, shall apply on like terms to any such other shares.

         (13) Notwithstanding anything herein to the contrary, there shall be no adjustment in the number of Conversion Shares or in the Conversion Price in respect of Permitted Issuances.

         (14) In case of any consolidation or merger of the Corporation with or into another entity (whether or not the Corporation is the surviving entity) or in case of any sale, transfer or lease of all or substantially all of the assets of the Corporation, the Corporation or such successor or purchasing entity, as the case may be, shall execute with the holders of shares of Series A Preferred an agreement that such holders shall have the right thereafter to receive upon conversion of shares of Series A Preferred the kind and amount of shares and other securities, cash and property that such holders would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or conveyance had their shares of Series A Preferred been converted in full immediately prior to such action, and if the successor or purchasing entity is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares or other securities and property so that upon conversion of shares of Series A Preferred, the holders thereof would have the same benefits they otherwise would have had if such successor or purchasing person were a corporation. Such agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraphs (1) through (13), inclusive, above. The provisions of this paragraph (14) shall similarly apply to successive consolidations, mergers, sales or conveyances.

         (E) TIME OF ADJUSTMENTS; MINIMUM ADJUSTMENTS. Each adjustment required by Section IV.2(a)(iv)(D) shall be effective as and when the event requiring such adjustment occurs. Notwithstanding the provisions of this Section IV.2(a)(iv)(E), no adjustment of less than one percent of the number of Conversion Shares shall be made until the earlier of (x) such time as the total of all previous adjustments that were less than one percent of the number of Conversion Shares shall equal three percent of the number of Conversion Shares and (y) conversion of the Series A Preferred in accordance with the provisions hereof.

         (F) NOTICE OF ADJUSTMENT. Whenever the number of Conversion Shares issuable upon the conversion of shares of Series A Preferred or the Conversion

Price is adjusted as herein provided, the Corporation shall promptly mail by first class mail, postage prepaid, to each holder of shares of Series A Preferred a certificate provided by, at the discretion of such holder, an officer of the Corporation or a firm of independent public accountants selected by the Board of Directors of the Corporation (who may be the regular accountants employed by the Corporation) setting forth the number of Conversion Shares purchasable upon the conversion of shares of Series A Preferred and the Conversion Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         (G) NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section IV.2(a)(iv)(D), no adjustment in respect of any dividends declared or paid on the Common Stock shall be made prior to or upon the conversion of shares of Series A Preferred.

         (H) TAXES. The issuance of stock certificates on conversions of shares of Series A Preferred shall be made without charge to the holders thereof for any tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holders, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

         (I) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares or its issued shares held in its treasury, or both, for the purpose of effecting the conversion of shares of Series A Preferred, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion, exchange or exercise of outstanding securities of the Corporation convertible into or exchangeable or exercisable for any shares of the Common Stock, all rights to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of Common Stock and any securities convertible into or exchangeable or exercisable for any of the foregoing.

         (J) REGISTRATION OR APPROVAL. If any shares of Common Stock reserved or to be reserved for the purpose of conversion of shares of Series A Preferred require registration with or approval of any governmental authority under any federal or state law before such shares may be validly delivered upon conversion, including, without limitation, the Hart-Scott-Rodino Act, then the Corporation covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, at the Corporation's expense.

         (K) VALIDLY ISSUED, ETC. The Corporation covenants that all shares of Common Stock which may be delivered upon conversion of shares of Series A Preferred shall upon delivery be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue or delivery thereof.

         (L)      NOTICE.  In the event:

                  (1) that the Corporation shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than in cash charged against capital surplus, consolidated net earnings or retained earnings of the Corporation and its Subsidiaries; or

                  (2) that the Corporation shall offer for subscription or purchase, pro rata, to all of the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or

                  (3) of any reclassification or change of outstanding shares of the class of Common Stock issuable upon the conversion of shares of Series A Preferred (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Corporation with, or merger of the Corporation into, another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of shares of Series A Preferred), or of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety or of any other similar business combination transaction;

         then, and in any one or more of such events, the Corporation will give to the holders of shares of Series A Preferred written notice thereof at least 15 days prior to (A) the record date fixed with respect to any of the events specified in (1) and (2) above, and (B) the effective date of any of the events specified in (3) above. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         (M) SPECIFIC PERFORMANCE. The Corporation acknowledges that the failure of the Corporation to perform its obligations under this Section IV.2(a)(iv) will not be compensable by the payment of monetary damages and hereby waives any defense to a claim by the holders of shares of Series A Preferred that the provisions of this Section Section IV.2(a)(iv) be specifically enforced.

         (N) REGISTRATION RIGHTS. The Conversion Shares shall be deemed to be "Registrable Shares" subject to the terms of the Registration Rights Agreement between the Corporation and Interwest Group, Inc. dated as of May 29, 1998, as amended.

         (v) Covenants.

         In addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series A Preferred, voting as a single class:

     (A) amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred;

     (B) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Series A Preferred;

     (C) authorize or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of this Corporation having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Series A Preferred;

     (D) reclassify any shares of capital stock of this Corporation into shares having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of any series of the Series A Preferred;

     (E) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through Subsidiaries (as defined in Section 425 of the Internal Revenue Code of 1986) or otherwise, of any shares of any class or series of Common Stock;

     (F)  engage  in  any   transaction   or  series  of  related   transactions
constituting a Liquidation Event;

     (G) declare or pay dividends on or make any distributions with respect to the Corporation's Common Stock;

     (H) increase or decrease the authorized number of shares of Preferred Stock; or

     (I) sell, lease, assign, transfer, convey or otherwise dispose of the securities of any Subsidiary.

FOURTH: In connection with the Articles of Amendment to the Corporation's Articles of Incorporation set forth herein, no change in the outstanding capital stock is being effected.

FIFTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, is as follows:
NONE

SIXTH: The foregoing amendment was adopted by the Board of Directors without shareholder action and shareholder action was not required.

         Executed at Denver, Colorado this 30th day of December, 1998

                                    INTERNET COMMUNICATIONS CORPORATION

                                    By:     /s/ John M. Couzens
                                            John M. Couzens, President

                       INTERNET COMMUNICATIONS CORPORATION
               Special Meeting of Shareholders - February 23, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints John M. Couzens and T. Timothy Kershisnik, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of Internet Communications Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 7100 East Belleview Avenue, Suite 201, Greenwood Village, Colorado 80111 on February 23, 1999 at 10:00 a.m., Denver time, and at any adjournment or adjournments thereof, and authorizes and instructs said proxies to vote in the manner directed below:

1. On the proposal to issue 50,000 shares of Preferred Stock of the Company, and all shares of Common Stock issuable upon conversion thereof:


[ ] FOR                [ ] AGAINST          [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, upon matters incident to the conduct of the meeting.

IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1.

A copy of the Notice of Special Meeting of Shareholders and Proxy Statement, dated January 27, 1999, has been received by the undersigned.

Please sign exactly as name or names appear on this Proxy, including the title "Executor", "Guardian," etc., if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.

Dated:           , 1999


Signature


Signature if jointly held

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY